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                                                             Exhibit 10.13

                                    LOAN AGREEMENT


    THIS LOAN AGREEMENT (this "Agreement") is made January 15, 1997, by and between Nanston, Inc., a Georgia corporation (the "Borrower"), and DentalCo, Inc., a Maryland corporation (the "Lender"). Capitalized terms not herein defined shall have the meanings ascribed to them by the Merger Agreement (as hereinbelow defined).

                                       RECITALS

    A. Pursuant to Section 6.3(i) of that certain Agreement and Plan of Merger and Reorganization dated December 27, 1996 (the "Merger Agreement") by and among the Lender, DentalCo/Southeast, Inc., the Borrower, and the shareholders of the Borrower, the Lender agreed to lend to the Borrower the Principal Sum (as hereinafter defined) for the purpose of permitting the Borrower to redeem the ESOP Shares.

    B. Subject to and upon the terms, conditions and provisions of this Agreement, the Lender will make a loan to the Borrower upon and subject to the provisions of this Agreement.

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. THE LOAN.

         1.1. ADVANCE OF LOAN. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth, the Lender agrees to make a loan (the "Loan") to the Borrower on the date hereof in the principal amount of Two Million Nine Hundred Four Thousand Four Hundred Three Dollars and Sixty-Five Cents ($2,904,403.65)(the "Principal Sum"). The Loan proceeds may be used by the Borrower solely to redeem the ESOP Shares.

         1.2. PRINCIPAL PAYMENT. The Borrower shall repay the entire Principal Sum on the written demand by the Lender in accordance with the notice provisions of Section 8.3 hereof.

         1.3. INTEREST. Except for any period during which a Default (as hereinafter defined) has occurred and is continuing hereunder, the Borrower shall pay interest on the unpaid balance of the Principal Sum from its date until its maturity (whether by acceleration, extension or otherwise) at a floating and fluctuating per annum rate of interest equal at all times to the Prime Rate (as hereinafter defined) in effect from time to time plus one percent (1%) per annum. Interest accrued during such time on the Loan shall be paid by the Borrower to the Lender on June 30th and December 31st of each year, commencing on June 30, 1997, until the maturity of the Loan (whether by acceleration, extension or otherwise) at which time the Borrower shall pay to the Lender all accrued and unpaid interest on the Loan. The term "Prime Rate" as used in this Agreement means Citibank's floating and fluctuating per annum prime rate of interest from time to time established and declared by Citibank as its prime rate. The Prime Rate does not

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necessarily represent the lowest rate of interest charged by Citibank to borrowers. The Lender will provide the Borrower with a calculation of each interest payment due.

         1.4. OPTIONAL PREPAYMENT. The Borrower shall have the right to prepay the Loan in whole at any time or in part from time to time without penalty; provided that (a) each partial prepayment shall be in an amount not less than Two Hundred Fifty Thousand Dollars and Zero Cents ($250,000.00), and (b) simultaneously with each prepayment the Borrower shall pay to the Lender interest accrued and unpaid on the amount prepaid to the date of prepayment. Each prepayment shall be applied first to unpaid interest on the Loan and then to the Principal Sum.

         1.5. INTEREST CALCULATION. All interest and fees payable under the provisions of this Agreement or the Note (as hereinafter defined) shall be computed on the basis of actual number of days elapsed over a year of 360 days. Where applicable, the interest rate on all amounts on which interest is calculated with respect to the Prime Rate shall change immediately and contemporaneously with each change of the Prime Rate.

         1.6. LATE CHARGES. If the Borrower fails to make any payment of principal, interest, prepayments, fees or any other amount becoming due pursuant to the provisions of this Agreement or the Note, within five (5) days of the date due and payable, the Borrower shall pay to the Lender a late charge equal to five percent (5%) of the amount of such payment. Such five-day period shall not be construed in any way to extend the due date of any such payment. Late charges are imposed for the purpose of defraying the Lender's expenses incident to the handling of delinquent payments, and are in addition to, and not in lieu of, the exercise by the Lender of any rights and remedies hereunder or under applicable laws and any fees and expenses of any agents or attorneys which the Lender may employ upon Default.

         1.7. LOAN PAYMENTS. Whenever any payment to be made by the Borrower under the provisions of this Agreement or the Note is due on a day which is not a Business Day (as hereinafter defined), the due date thereof shall be extended to the next succeeding Business Day and, in the case of any payment which bears interest, such extension of time shall be included in computing interest on such payment. "Business Day" as used herein means any day other than Saturday, Sunday or other day on which commercial Lenders in the State of Maryland are authorized to close. All payments of principal, interest, fees or other amounts to be made by the Borrower under the provisions of this Agreement or the Note shall be paid without set-off or counterclaim to the Lender at the Lender's office specified in Section 8.3 hereof in lawful money of the United States of America in immediately available funds.

         1.8. INTEREST ON OVERDUE AMOUNTS. If the principal of or interest on, the Note or any other amount required to be paid to the Lender hereunder or under the Note is not paid when due, whether by acceleration or otherwise, the Borrower shall on demand from time to time pay to the Lender interest on such principal, interest or other amount from the date due until the date of payment (after as well as before any judgment) at a rate per annum equal to the Prime Rate in effect from time to time, plus five percent (5%) per annum.

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         1.9. THE NOTE. The obligation of the Borrower to pay the Loan with interest shall be evidenced by a promissory note (which promissory note, as the same may from time to time be extended, replaced, amended, restated, or otherwise modified, is herein called the "Note") dated the date hereof in the principal amount of the Loan and executed and delivered by the Borrower to the Lender simultaneously with the advance of the Loan.

         1.10. DEFINITIONS OF OBLIGATIONS AND FINANCING DOCUMENTS. As used in this Agreement, the term "Obligations" means collectively and includes all present and future indebtedness, liabilities and obligations of any kind and nature whatsoever of the Borrower to the Lender both now existing and hereafter arising under, as a result of, on account of, or in connection with, this Agreement, the Note or the other Financing Documents (as hereinafter defined), including, without limitation, principal, interest, fees, late charges, enforcement costs (as hereinafter defined) and other costs and expenses whether direct, contingent, joint, several, matured or unmatured. The term "Financing Documents" means collectively and includes this Agreement, the Note, and any other instrument, document or agreement both now and hereafter executed, delivered or furnished by the Borrower or any other person (as hereinafter defined) evidencing, securing or in connection with this Agreement or all or any part of the Obligations.

    SECTION 2. CONDITIONS PRECEDENT. The Lender shall not be required to make the Loan unless the following conditions precedent have been satisfied in a manner acceptable to the Lender:

         2.1.  BORROWER'S CORPORATE DOCUMENTS.  The Lender shall have received
(a) a copy, certified as of a recent date by the Secretary of State of Georgia of the Articles or Certificate of Incorporation of the Borrower, (b) a Good Standing Certificate of the Borrower in the State of Georgia, and (c) a copy, certified to the Lender as true and correct as of the date hereof by the President of the Borrower, of the resolutions of the Borrower's board of directors authorizing the execution and delivery of this Agreement and the other Financing Documents to which the Borrower is a party and designating the officer or officers of the Borrower who are authorized to sign this Agreement and such other Financing Documents for and on behalf of the Borrower.

         2.2. FINANCING DOCUMENTS. The execution and delivery of each of the Financing Documents required by the Lender to be executed and delivered prior to the making of the Loan.

         2.3. ADDITIONAL DOCUMENTS. The furnishing in form and content acceptable to the Lender of any additional documents that the Lender may deem reasonably necessary or desirable.

         2.4. REPRESENTATIONS, WARRANTIES AND DEFAULT. All representations and warranties made in or in connection with this Agreement and the other Financing Documents shall be true, correct and complete in all material respects (except with respect to those representations and warranties already qualified as to materiality, which shall be true, correct and complete in all respects) as of the date hereof and no event which, after execution of the Financing Documents would constitute a Default hereunder, shall have occurred and be continuing.

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    SECTION 3.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Lender that, except to the actual knowledge of the Lender, the following statements are true, correct and complete:

         3.1 AUTHORITY, ETC. The Borrower is a Georgia corporation, duly organized and in good standing under the laws of the State of Georgia. None of the terms and provisions of this Agreement or any of the other Financing Documents to which the Borrower is a party are in violation of any laws or regulations applicable to the Borrower or of the Borrower's articles or certificate of incorporation or by-laws or are in conflict with any agreement or contractual obligation to which the Borrower is a party. The execution and delivery of this Agreement and the other Financing Documents to which the Borrower is a party have been duly authorized by all appropriate corporate action and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

         3.2. LITIGATION. There is no litigation or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower which might materially adversely affect the business, financial condition or operations of the Borrower or the ability of the Borrower to perform and comply with this Agreement or the other Financing Documents to which the Borrower is a party.

         3.3. COMPLIANCE WITH LAWS. The Borrower is not in violation of any material applicable federal, state or local law, statute, rule, regulation or ordinance and has not received any notice or is the subject of any investigation to the effect that the Borrower's operations are not in material compliance with any such law, statute, rule, regulation or ordinance, including, without limitation, applicable environmental, health and safety laws and regulations.

    SECTION 4. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees with the Lender that so long as any of the Obligations shall be outstanding, and unless compliance shall have been waived in writing by the Lender, the Borrower shall:

         4.1. PAYMENT OF OBLIGATIONS. Punctually pay the principal of and interest on the Loan and the other Obligations, at the times and places, in the manner and in accordance with the terms of this Agreement, the Note and the other Financing Documents.

         4.2. FINANCIAL STATEMENTS AND OTHER REPORTS. Maintain at all times a system of accounting established and administered in accordance with sound business practices, and will deliver, or cause to be delivered, to the Lender
(a) as soon as available but in no event more than 60 days after the end of each fiscal quarter in each fiscal year of the Borrower, the balance sheet of the Borrower as of the end of such period and the related statements of income, retained earnings and cash flows for such period prepared by the Borrower and in form and content satisfactory to the Lender, (b) as soon as available, but in no event more than 120 days after the end of each fiscal year of the Borrower, the balance sheet of the Borrower as of the end of such year and the related statements of income, retained earnings and cash flows for such year

                                       -4-
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compiled by the Borrower's independent auditors satisfactory to the Lender, and (c) promptly upon request of the Lender, such other information, reports or documents respecting the business, properties, operation or financial condition of the Borrower as the Lender may at any time and from time to time reasonably request. Lender shall treat all such financial information and other reports confidentially and will use such materials only in connection with Borrower's business.

         4.3. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now being conducted by the Borrower, and do and cause to be done all things necessary to maintain and keep in full force and effect its corporate existence in good standing in each jurisdiction in which it conducts business.

         4.4. COMPLIANCE WITH LAWS. Comply with all laws, rules, regulations and decrees to which the Borrower may be subject, a violation of which may have a material adverse effect on the business, operation or financial condition of the Borrower.

         4.5. PAYMENT OF LIABILITIES AND TAXES. Pay, when due, all of its indebtedness and liabilities, and pay and discharge promptly all taxes, assessments and governmental charges and levies (including, without limitation, F.I.C.A. payments and withholding taxes) upon the Borrower or upon the Borrower's income, profits or property, except to the extent the amount or validity thereof is contested in good faith by appropriate proceedings so long as adequate reserves have been set aside therefor.

         4.6. CONTRACTUAL OBLIGATIONS. Comply with any agreement or undertaking to which the Borrower is a party and maintain in full force and effect all contracts and leases to which the Borrower is or becomes a party unless the failure to do so would not have a material adverse effect on the business, operation, properties or financial condition of the Borrower.

         4.7. MAINTENANCE OF PROPERTIES. Do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that the Borrower's business may be properly conducted at all times, unless the failure to do so would not have a material adverse effect on the business, operation or financial condition of the Borrower.

         4.8. INSURANCE. Maintain with financially sound and reputable insurance companies insurance on its properties in such amounts and covering such risks as is consistent with sound business practice, and will furnish to the Lender upon request information as to the insurance carried by the Borrower.

         4.9. INSPECTION. Permit the Lender, by its representatives and agents, to inspect any of the properties, books and financial records of the Borrower, to examine the books of accounts and other financial records of the Borrower, and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, the Borrower (or its representatives) at such reasonable times and intervals as the Lender may designate. Lender

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agrees to keep all information confidential and will use such information for
Borrower's business only.

         4.10. NOTICE. Promptly give written notice to the Lender of (a) the occurrence of any Default or any event, development or circumstance which might materially adversely effect the business, operations, properties or financial condition of the Borrower, (b) any litigation instituted or threatened against the Borrower or any judgment against the Borrower where claims against the Borrower exceed $100,000 and are not covered in full by insurance, and (c) any notice of a claim against or investigation of the Borrower or any of the Borrower's properties with respect to any applicable federal, state or local environmental, health or safety laws, statutes, rules or regulations.

    SECTION 5. NEGATIVE COVENANTS. The Borrower covenants and agrees with the Lender that so long as any of the Obligations shall be outstanding, the Borrower, unless compliance shall have been waived by the Lender, shall not, directly or indirectly:

         5.1. LOANS AND INVESTMENTS. Make or permit to remain outstanding any loan or advance to, provide any guaranty for, or make or own any investment in, any person.

         5.2. CAPITAL EXPENDITURES. Make any capital expenditures in excess of $100,000 during any fiscal year of the Borrower.

         5.3. DIVIDENDS. Declare or pay any dividend or other distribution on or with respect to any shares of any class of its capital stock now or hereafter outstanding or redeem, purchase or otherwise acquire any shares of any class of its capital stock now or hereafter outstanding or any warrants or rights to purchase any such stock, except pursuant to agreements, if any, existing on the date hereof.

         5.4. MERGERS, ACQUISITIONS, ETC.. Enter into any merger or consolidation involving the sale of substantially all of the Borrower or its assets, unless at or before the closing thereof, the Obligations shall have been repaid.

         5.5. SALE OF ASSETS AND LIQUIDATION. Sell, lease or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business, assets or properties outside of the ordinary course of business or take any action to liquidate, dissolve or wind up the Borrower or its business.

    SECTION 6. DEFAULT. The occurrence of any one or more of the following events shall constitute a default under the provisions of this Agreement, and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events (and the term "Event of Default" as used herein means one or more of the following events, whether or not any requirement for the giving of notice, the lapse of time, or both has been satisfied):

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         6.1.  PAYMENT OF OBLIGATIONS. The failure of the Borrower to pay any of the Obligations as and when due and payable in accordance with the provisions of this Agreement, the Note and/or any of the other Financing Documents, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and such failure shall continue uncured for a period of five (5) days after the date of written notice thereof by the Lender to the Borrower;

         6.2. PERFORM, ETC. CERTAIN PROVISIONS OF THIS AGREEMENT. The failure of the Borrower to perform, observe or comply with the provisions of Section 4 or Section 5 of this Agreement in any material respect (except that with respect to any provision already qualified as to materiality, the Borrower's failure to perform, observe or comply with such provisions in any respect);

         6.3. PERFORM, ETC. OTHER PROVISIONS OF THIS AGREEMENT. The failure of the Borrower to perform, observe or comply with any of the provisions of this Agreement other than those covered by Sections 6.1 and 6.2 above, and such failure is not cured to the satisfaction of the Lender within a period of thirty
(30) days after the date of written notice thereof by the Lender to the Borrower;

         6.4. REPRESENTATIONS AND WARRANTIES. If any representation and warranty contained herein or any statement or representation made in any certificate or any other information at any time given by or on behalf of the Borrower or furnished in connection with this Agreement or any of the other Financing Documents shall prove to be false, incorrect or misleading in any material respect on the date as of which made;

         6.5. DEFAULT UNDER OTHER FINANCING DOCUMENTS. The occurrence of a default (as defined and described therein) under the provisions of the Note or any of the other Financing Documents which is not cured within applicable cure periods, if any;

         6.6. LIQUIDATION, TERMINATION, DISSOLUTION, ETC. If the Borrower shall liquidate, dissolve or terminate its existence;

         6.7. DEFAULT UNDER OTHER INDEBTEDNESS. If the Borrower shall default in any payment of any indebtedness in an amount in excess of $50,000 owing to the Lender (other than the Obligations under the Financing Documents) or to any other person beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created, or default in the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur the effect of which default or other event is to cause or to permit the holder or holders of such indebtedness or beneficiary or beneficiaries of such indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice, if required, such indebtedness to become due prior to its stated maturity;

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         6.8.  ATTACHMENT.  The issuance of any attachment or garnishment against property or credits of the Borrower for an amount in excess, singly or in the aggregate, of $25,000, which shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days after the issuance thereof;

         6.9. JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability in excess of $25,000, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days after the entry thereof.

         6.10. INABILITY TO PAY DEBTS, ETC. If the Borrower shall admit its inability to pay its debts as they mature or shall make any assignment for the benefit of any of its creditors;

         6.11. BANKRUPTCY. If proceedings in bankruptcy, or for reorganization of the Borrower, or for the readjustment of any of the Borrower's debts, under the United States Bankruptcy Code (as amended) or any part thereof, or under any other applicable laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced against or by the Borrower and, except with respect to any such proceedings instituted by the Borrower, shall not be discharged within thirty (30) days of their commencement;

         6.12. RECEIVER, ETC. A receiver or trustee shall be appointed for the Borrower or for any substantial part of the Borrower's assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Borrower and, except with respect to any such appointments requested or instituted by the Borrower, such receiver or trustee shall not be discharged within thirty (30) days of his or her appointment, and, except with respect to any such proceedings instituted by the Borrower, such proceedings shall not be discharged within thirty (30) days of their commencement; or

    SECTION 7.  RIGHTS AND REMEDIES.

         7.1. GENERAL RIGHTS AND REMEDIES. The occurrence or nonoccurrence of a Default under the provisions of this Agreement shall in no way affect or condition the right of the Lender to demand payment at any time of any of the Obligations which are payable on demand, regardless of whether or not such a Default has occurred. Upon the occurrence of a Default specified in Sections 6.10, 6.11, and 6.12, the Loan hereunder shall immediately and automatically terminate and the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations then outstanding shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower. If any other Default shall occur hereunder, then in each and every such case, the Lender may at its option at any time thereafter declare without notice to the Borrower (except as may be provided herein) the unpaid principal amount of the Note (with accrued interest thereon) and all other Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable by the Borrower to the Lender, without presentment, demand, protest or notice of any kind, all of which the

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Borrower hereby expressly waives. Upon any Default, the Lender may exercise any rights and remedies available to the Lender under this Agreement, the Note, the other Financing Documents and applicable laws.

         7.2. DEFAULT RATE. Notwithstanding the entry of any decree, order, judgment or other judicial action, upon the occurrence of a Default hereunder, the unpaid principal amount of the Note and all other monetary Obligations outstanding or becoming outstanding while such Default exists shall bear interest from the date of such Default until such Default has been cured to the satisfaction of the Lender, at a floating and fluctuating per annum rate of interest equal at all times to the Prime Rate in effect from time to time, plus five percent (5%) per annum (the "Default Rate"), irrespective of whether or not as a result thereof, the Note or any of the Obligations has been declared due and payable or the maturity thereof accelerated. The Borrower shall on demand from time to time pay such interest to the Lender and the same shall be a part of the Obligations hereunder.

         7.3. ENFORCEMENT COSTS. The Borrower agrees to pay to the Lender on demand (a) all enforcement costs paid, incurred or advanced by or on behalf of the Lender and (b) interest on such enforcement costs from the date paid, incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Default Rate. As used herein, the term "enforcement costs" shall mean and include collectively and include all expenses, charges, recordation or other taxes, costs and fees (including attorneys' fees and expenses) of any nature whatsoever advanced, paid or incurred by or on behalf of the Lender in connection with (a) the collection or enforcement of this Agreement or any of the other Financing Documents, and (b) the exercise by the Lender of any rights or remedies available to it under the provisions of this Agreement or any of the other Financing Documents. All enforcement costs, with interest as above provided, shall be a part of the Obligations hereunder.

         7.4. APPLICATION OF PROCEEDS. Any proceeds of the collection of the Obligations will be applied by the Lender to the payment of enforcement costs, and any balance of such proceeds (if any) will be applied by the Lender to the payment of the remaining Obligations (whether then due or not), at such time or times and in such order and manner of application as the Lender may from time to time in its sole discretion determine.

         7.5. REMEDIES, ETC. CUMULATIVE. Each right, power and remedy of the Lender as provided for in this Agreement or in the other Financing Documents or now or hereafter existing under applicable laws or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or now or hereafter existing under applicable laws or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

         7.6. NO WAIVER, ETC. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the other

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Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a Default for failure to effect such prompt payment of any such other amount. The payment by the Borrower or any other person and the acceptance by the Lender of any amount due and payable under the provisions of this Agreement or the other Financing Documents at any time during which a Default exists shall not in any way or manner be construed as a waiver of such Default by the Lender or preclude the Lender from exercising any right of power or remedy consequent upon such Default.

    SECTION 8.  MISCELLANEOUS.

         8.1. COURSE OF DEALING; AMENDMENT. No course of dealing between the Lender and the Borrower shall be effective to amend, modify or change any provision of this Agreement or the other Financing Documents. The Lender shall have the right at all times to enforce the provisions of this Agreement and the other Financing Documents in strict accordance with the provisions hereof and thereof, notwithstanding any conduct or custom on the part of the Lender in refraining from so doing at any time or times. The failure of the Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or the other Financing Documents or as having in any way or manner modified or waived the same. This Agreement and the other Financing Documents to which the Borrower is a party may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Borrower.

         8.2. WAIVER OF DEFAULT. The Lender may, at any time and from time to time, execute and deliver to the Borrower a written instrument waiving, on such terms and conditions as the Lender may specify in such written instrument, any of the requirements of this Agreement or of the other Financing Documents or any Event of Default or Default and its consequences, provided, that any such waiver shall be for such period and subject to such conditions as shall be specified in any such instrument. In the case of any such waiver, the Borrower and the Lender shall be restored to their former positions prior to such Event of Default or Default and shall have the same rights as they had hereunder. No such waiver shall extend to any subsequent or other Event of Default or Default, or impair any right consequent thereto and shall be effective only in the specific instance and for the specific purpose for which given.

         8.3. NOTICES. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or, in the case of notice by telegraph, telex or facsimile transmission, when properly transmitted,

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addressed as follows or to such other address as may be hereafter designated in writing by one party to the other:

                Borrower:    Nanston, Inc.
                             Suite 200
                             590 Oakbrook Drive
                             Norcross, Georgia 30093-2287
                             Attention: John C. Johnston, D.D.S., President

                   Lender:   DentalCo, Inc.
                             6115 Falls Road
                             Baltimore, Maryland 21209
                             Attention: Carl Sardegna, President

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed.

         8.4. RIGHT TO PERFORM. If the Borrower shall fail to make any payment or to otherwise perform, observe or comply with the provisions of this Agreement or any of the other Financing Documents, then and in each such case, the Lender may (but shall be under no obligation whatsoever to) without notice to or demand upon the Borrower remedy any such failure by advancing funds or taking such action as it deems appropriate for the account and at the expense of the Borrower. The advance of any such funds or the taking of any such action by the Lender shall not be deemed or construed to cure a Default or waive performance by the Borrower of any provisions of this Agreement. The Borrower shall pay to the Lender on demand, together with interest thereon from the date advanced or incurred until paid in full at a per annum rate of interest equal at all times to the Default Rate, any such funds so advanced by the Lender and any costs and expenses advanced or incurred by or on behalf of the Lender in taking any such action, all of which shall be a part of the Obligations hereunder.

         8.5. COSTS AND EXPENSES. The Borrower agrees to pay to the Lender on demand all fees, recordation and other taxes, costs, which the Lender may incur or which are payable in connection with the closing, including, without limitation, the recording or filing of any and all of the Financing Documents. All such fees, costs, recordation and other taxes shall be a part of the Obligations hereunder.

         8.6. CONSENT TO JURISDICTION. The Borrower irrevocably (a) consents and submits to the jurisdiction and venue of any state or federal court sitting in the State of Maryland over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents, (b) waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (c) consents to the service of process in any such suit, action or proceeding in any such court by the mailing of copies of such process to the Borrower by certified or registered mail at the Borrower's address set forth herein for the purpose of giving notice.

         8. 7. WAIVER OF JURY TRIAL. The Borrower and the Lender hereby voluntarily and intentionally waive any right they may have to a trial by jury in any action, proceeding or litigation directly or indirectly arising out of, under or in connection with the Loan, this Agreement or any of the other Financing Documents.

         8.8. CERTAIN DEFINITIONAL PROVISIONS. The term "person" as used in this Agreement means and includes any natural person, individual, company, corporation, limited liability company or partnership, partnership, joint venture, unincorporated association, government or political subdivision or agency thereof, or any other entity of whatever nature. All terms defined in this Agreement shall have such defined meanings when used in each other Financing Documents. Accounting terms used in this Agreement shall have the respective meanings given to them under generally accepted accounting principles in effect from time to time. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Defined terms in the singular shall include the plural and vice versa.

         8.9. SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any of the other provisions of this Agreement which shall remain effective.

         8.10. SURVIVAL. All representations, warranties and covenants contained among the provisions of this Agreement shall survive the execution and delivery of this Agreement and all other Financing Documents.

         8.11.  BINDING EFFECT. This Agreement and all other Financing
Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective personal representatives, successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

         8.12. APPLICABLE LAW AND TIME OF ESSENCE. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Maryland, both in interpretation and performance. Time is of the essence in connection with all obligations of the Borrower hereunder and under any of the other Financing Documents.

         8.13. DUPLICATE ORIGINALS AND COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         8.14. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only, shall not constitute a part of this Agreement for any other purpose and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         8.15 RECITALS. The Recitals hereto are incorporated herein by reference and specifically made a part of this Agreement.

                        {signatures appear on following page}

    IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.


ATTEST:                                          NANSTON, INC., BORROWER


/s/ DIANE LIGGITT                     By: /s/ KYLE ANDERSON             (SEAL)
________________________                  ______________________________
DIANE LIGGITT, SECRETARY                  KYLE ANDERSON, PRESIDENT


ATTEST:                                   DENTALCO, INC., LENDER


/s/ E. JAMES KUHNS                    By: /s/LAWRENCE F. HALPERT        (SEAL)
_________________________                 ______________________________
E. JAMES KUHNS, SECRETARY                 LAWRENCE F. HALPERT, PRESIDENT


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